EXECUTION COPY
                                                                --------------




                                                                 Exhibit 99.10

================================================================================


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                  U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE,
                                  as Assignee


                                      and


                           SUNTRUST MORTGAGE, INC.,
                                  as Servicer

                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as Master Servicer


                                  Dated as of

                               November 24, 2006



================================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 24th day of November, 2006 (this "Assignment Agreement"), among SunTrust Mortgage, Inc., a Virginia corporation (the "Servicer"), U.S. Bank National Association, not in its individual capacity but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-19 (the "Assignee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, National Association, as master servicer (the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Servicer have entered into the Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, as amended by Amendment No. 1 to the Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of July 1, 2006 (the "Servicing Agreement"), pursuant to which the Servicer sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

            WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of November 24, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof. The

Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would operate to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Accuracy of Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect as to the Mortgage Loans and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement further represents and warrants that the representations and warranties contained in Section 3.1 of the Servicing Agreement are true and correct as of the date hereof, and the representations and warranties regarding the Mortgage Loans contained in
Section 3.2 of the Servicing Agreement were true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

            3. Recognition of Assignee.

            (a) From and after the date hereof, both the Assignor and the Servicer shall note the transfer of the Mortgage Loans to the Assignee in their respective books and records, and shall recognize the Assignee as the owner of the Mortgage Loans, and the Servicer, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns as to the Mortgage Loans.

            (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Purchaser" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee.

            (c) All reports and other data as to the Mortgage Loans required to be delivered by the Servicer to the "Purchaser" under the Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            Wells Fargo Bank, National Association
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2006-19 Acct # 50954900

            (d) Monthly Reporting

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in the format set forth in
Exhibit 3 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit 5 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor and the Servicer as follows:

            (a) Decision to Purchase. The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. This Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee and the Servicer as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment

Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this
Section 5.

            It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Servicing Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Servicing Agreement, such cure or repurchase must take place within seventy-five (75) days after the defect is discovered.

            In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or repurchase the affected Mortgage Loan from the Assignee. If the Servicer does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or repurchase such Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase such Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as the Servicing Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            7. Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

            9. Governing Law.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) in the case of the Servicer,

                SunTrust Mortgage, Inc.
                1001 Semmes Avenue, 2nd Floor
                Richmond, VA 23224
                Attention: Annette Holman-Foreman
                Telephone (804) 291-0262
                Facsimile: (804) 291-0950

or such other address as may hereafter be furnished by the Servicer;

            (b) in the case of the Master Servicer,

                Wells Fargo Bank, National Association
                P.O. Box 98
                Columbia, Maryland 21046
                Attention:  Corporate Trust Services, GSAA 2006-19

                or in the case of overnight deliveries:

                Wells Fargo Bank, National Association
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                Attention:  Corporate Trust Services, GSAA 2006-19

or such other address as may hereafter be furnished by the Master Servicer;

            (c) in the case of the Trustee or the Assignee,

                U.S. Bank National Association
                100 Wall Street, 16th Floor
                New York, New York 10005
                Attention: GSAA Home Equity Trust 2006-19
                Tel: (212) 361-4401

or such other address as may hereafter be furnished by the Trustee or the Assignee, and

            (d) in the case of the Assignor,

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention:  Chris Gething
                Tel.: (212) 902-1434
                Fax:  (212) 256-5107
or such other address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

            13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-19, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank National Association is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-19, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-19, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-19 under this Assignment Agreement, the Trust Agreement or any related document.

            14. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

                                  GS MORTGAGE SECURITIES CORP., as Assignor



                                  By: /s/ Michelle Gill
                                      ------------------------------------------
                                      Name:  Michelle Gill
                                      Title: Vice President


                                  U.S. BANK NATIONAL ASSOCIATION, not
                                  in its individual capacity but solely as Trustee



                                  By: /s/ Patricia O'Neill
                                      ------------------------------------------
                                      Name:  Patricia O'Neill
                                      Title: Vice President

                                  SUNTRUST MORTGAGE, INC., as Servicer



                                  By: /s/ Annette Holman-Foreman
                                      ------------------------------------------
                                      Name:  Annette Holman-Foreman
                                      Title: Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By: /s/ Patricia M. Russo
    ---------------------------------
    Name:  Patricia M. Russo
    Title: Vice President



                             SunTrust Step 2 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------



   [On File with the Securities Administrator as provided by the Depositor]





                                     1-1

                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------



                         [On File with the Depositor]

                                   EXHIBIT 3

        Standard File Layout - Master Servicing
----------------------------------------------------------------------------- ------- --------------------------------------- -----
                                                                                                                               Max
Column Name            Description                                            Decimal Format Comment                          Size
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SER_INVESTOR_NBR       A value assigned by the Servicer to define a group             Text up to 10 digits                      20
                       of loans.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
LOAN_NBR               A unique identifier assigned to each loan by the               Text up to 10 digits                      10
                       investor.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERVICER_LOAN_NBR      A unique number assigned to a loan by the                      Text up to 10 digits                      10
                       Servicer. This may be different than the
                       LOAN_NBR.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
BORROWER_NAME          The borrower name as received in the file.  It is not          Maximum length of 30 (Last, First)        30
                       separated by first and last name.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SCHED_PAY_AMT          Scheduled monthly principal and scheduled                2     No commas(,) or dollar signs ($)          11
                       interest payment that a borrower is expected to
                       pay, P&I constant.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
NOTE_INT_RATE          The loan interest rate as reported by the Servicer.      4     Max length of 6                            6
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
NET_INT_RATE           The loan gross interest rate less the service fee        4     Max length of 6                            6
                       rate as reported by the Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_FEE_RATE          The servicer's fee rate for a loan as reported by the    4     Max length of 6                            6
                       Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_FEE_AMT           The servicer's fee amount for a loan as reported by      2     No commas(,) or dollar signs ($)          11
                       the Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
NEW_PAY_AMT            The new loan payment amount as reported by the           2     No commas(,) or dollar signs ($)          11
                       Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
NEW_LOAN_RATE          The new loan rate as reported by the Servicer.           4     Max length of 6                            6
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
ARM_INDEX_RATE         The index the Servicer is using to calculate a           4     Max length of 6                            6
                       forecasted rate.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
ACTL_BEG_PRIN_BAL      The borrower's actual principal balance at the           2     No commas(,) or dollar signs ($)          11
                       beginning of the processing cycle.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
ACTL_END_PRIN_BAL      The borrower's actual principal balance at the end       2     No commas(,) or dollar signs ($)          11
                       of the processing cycle.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
BORR_NEXT_PAY_DUE_DATE The date at the end of processing cycle that the               MM/DD/YYYY                                10
                       borrower's next payment is due to the Servicer, as
                       reported by Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_CURT_AMT_1        The first curtailment amount to be applied.              2     No commas(,) or dollar signs ($)          11
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_CURT_DATE_1       The curtailment date associated with the first                 MM/DD/YYYY                                10
                       curtailment amount.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
CURT_ADJ_ AMT_1        The curtailment interest on the first curtailment        2     No commas(,) or dollar signs ($)          11
                       amount, if applicable.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_CURT_AMT_2        The second curtailment amount to be applied.             2     No commas(,) or dollar signs ($)          11
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_CURT_DATE_2       The curtailment date associated with the second                MM/DD/YYYY                                10
                       curtailment amount.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
CURT_ADJ_ AMT_2        The curtailment interest on the second curtailment       2     No commas(,) or dollar signs ($)          11
                       amount, if applicable.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_CURT_AMT_3        The third curtailment amount to be applied.              2     No commas(,) or dollar signs ($)          11
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SERV_CURT_DATE_3       The curtailment date associated with the third                 MM/DD/YYYY                                10
                       curtailment amount.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
CURT_ADJ_AMT_3         The curtailment interest on the third curtailment        2     No commas(,) or dollar signs ($)          11
                       amount, if applicable.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
PIF_AMT                The loan "paid in full" amount as reported by the        2     No commas(,) or dollar signs ($)          11
                       Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----



--------------------------- --------------------------------------------------------------------------- ------- --------------------
PIF_DATE               The paid in full date as reported by the Servicer.             MM/DD/YYYY                                10
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
ACTION_CODE            The standard FNMA numeric code used to indicate the            Action Code Key: 15=Bankruptcy,            2
                       default/delinquent status of a particular                      30=Foreclosure, , 60=PIF,
                       loan.                                                          63=Substitution, 65=Repurchase,70=REO
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
INT_ADJ_AMT            The amount of the interest adjustment as reported        2     No commas(,) or dollar signs ($)          11
                       by the Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SOLDIER_SAILOR_ADJ_AMT The Soldier and Sailor Adjustment amount, if             2     No commas(,) or dollar signs ($)          11
                       applicable.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
NON_ADV_LOAN_AMT       The Non Recoverable Loan Amount, if applicable.          2     No commas(,) or dollar signs ($)          11
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
LOAN_LOSS_AMT          The amount the Servicer is passing as a loss, if         2     No commas(,) or dollar signs ($)          11
                       applicable.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SCHED_BEG_PRIN_BAL     The scheduled outstanding principal amount due at        2     No commas(,) or dollar signs ($)          11
                       the beginning of the cycle date to be passed
                       through to investors.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SCHED_END_PRIN_BAL     The scheduled principal balance due to investors         2     No commas(,) or dollar signs ($)          11
                       at the end of a processing cycle.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SCHED_PRIN_AMT         The scheduled principal amount as reported by the        2     No commas(,) or dollar signs ($)          11
                       Servicer for the current cycle -- only
                       applicable for Scheduled/Scheduled Loans.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
SCHED_NET_INT          The scheduled gross interest amount less the             2     No commas(,) or dollar signs ($)          11
                       service fee amount for the current cycle as
                       reported by the Servicer -- only applicable
                       for Scheduled/Scheduled Loans.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
ACTL_PRIN_AMT          The actual principal amount collected by the             2     No commas(,) or dollar signs ($)          11
                       Servicer for the current reporting cycle --
                       only applicable for Actual/Actual Loans.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
ACTL_NET_INT           The actual gross interest amount less the service        2     No commas(,) or dollar signs ($)          11
                       fee amount for the current reporting cycle
                       as reported by the Servicer -- only
                       applicable for Actual/Actual Loans.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
PREPAY_PENALTY_ AMT    The penalty amount received when a borrower              2     No commas(,) or dollar signs ($)          11
                       prepays on his loan as reported by the Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
PREPAY_PENALTY_ WAIVED The prepayment penalty amount for the loan               2     No commas(,) or dollar signs ($)          11
                       waived by the servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
MOD_DATE               The Effective Payment Date of the Modification for             MM/DD/YYYY                                10
                       the loan.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
MOD_TYPE               The Modification Type.                                         Varchar - value can be alpha or           30
                                                                                      numeric
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----
DELINQ_P&I_ADVANCE_AMT The current outstanding principal and interest           2     No commas(,) or dollar signs ($)          11
                       advances made by Servicer.
---------------------- ------------------------------------------------------ ------- --------------------------------------- -----

                                   EXHIBIT 4


Standard File Layout - Delinquency Reporting

--------------------------- --------------------------------------------------------------------------- ------- --------------------
Column/Header Name                                              Description                             Decimal Format Comment
--------------------------- --------------------------------------------------------------------------- ------- --------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LOAN_NBR                    A unique identifier assigned to each loan by the originator.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
CLIENT_NBR                  Servicer Client Number
--------------------------- --------------------------------------------------------------------------- ------- --------------------
SERV_INVESTOR_NBR           Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
BORROWER_FIRST_NAME         First Name of the Borrower.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
BORROWER_LAST_NAME          Last name of the borrower.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
PROP_ADDRESS                Street Name and Number of Property
--------------------------- --------------------------------------------------------------------------- ------- --------------------
PROP_STATE                  The state where the  property located.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
PROP_ZIP                    Zip code where the property is located.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next payment is due to the servicer at                 MM/DD/YYYY
                            the end of processing cycle, as reported by Servicer.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
BANKRUPTCY_FILED_DATE       The date a particular bankruptcy claim was filed.                                   MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy was filed.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
BANKRUPTCY_CASE_NBR         The case number assigned by the court to the bankruptcy filing.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
POST_PETITION_DUE_DATE      The payment due date once the bankruptcy has been approved by                       MM/DD/YYYY
                            the courts
--------------------------- --------------------------------------------------------------------------- ------- --------------------
BANKRUPTCY_DCHRG_DISM_DATE  The Date The Loan Is Removed From Bankruptcy. Either by                             MM/DD/YYYY
                            Dismissal, Discharged and/or a Motion For Relief Was Granted.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was Approved By The Servicer                           MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation /Plan Is Scheduled To End/Close                        MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation Is Actually Completed                                  MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter to the servicer with instructions to begin         MM/DD/YYYY
                            foreclosure proceedings.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to Pursue Foreclosure                            MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney in a Foreclosure Action                    MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure sale is expected to occur.                          MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FRCLSR_SALE_DATE            The actual date of the foreclosure sale.                                            MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FRCLSR_SALE_AMT             The amount a property sold for at the foreclosure sale.                        2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
EVICTION_START_DATE         The date the servicer initiates eviction of the borrower.                           MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
EVICTION_COMPLETED_DATE     The date the court revokes legal possession of the property from the                MM/DD/YYYY
                            borrower.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LIST_PRICE                  The price at which an REO property is marketed.                                2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
LIST_DATE                   The date an REO property is listed at a particular price.                           MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
OFFER_AMT                   The dollar value of an offer for an REO property.                              2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
OFFER_DATE_TIME             The date an offer is received by DA Admin or by the Servicer.                       MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
REO_CLOSING_DATE            The date the REO sale of the property is scheduled to close.                        MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                                             MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------

                                 Page 1 of 24
       Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com




--------------------------- --------------------------------------------------------------------------- ------- --------------------
OCCUPANT_CODE               Classification of how the property is occupied.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
PROP_CONDITION_CODE         A code that indicates the condition of the property.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
PROP_INSPECTION_DATE        The date a  property inspection is performed.                                       MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
APPRAISAL_DATE              The date the appraisal was done.                                                    MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
CURR_PROP_VAL               The current "as is" value of the property based on brokers price               2
                            opinion or appraisal.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
REPAIRED_PROP_VAL           The amount the property would be worth if repairs are completed                2
                            pursuant to a broker's price opinion or appraisal.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
If applicable:
--------------------------- --------------------------------------------------------------------------- ------- --------------------
DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
--------------------------- --------------------------------------------------------------------------- ------- --------------------
DELINQ_REASON_CODE          The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim Was Filed With Mortgage Insurance                     MM/DD/YYYY
                            Company.
--------------------------- --------------------------------------------------------------------------- ------- --------------------
MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed                                            No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company Disbursed Claim Payment                             MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid On Claim                                2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance Company                                    MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
POOL_CLAIM_AMT              Amount of Claim Filed With Pool Insurance Company                              2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The Check Was Issued By The Pool                         MM/DD/YYYY
                            Insurer
--------------------------- --------------------------------------------------------------------------- ------- --------------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance Company                                 2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_A_CLAIM_FILED_DATE Date FHA Part A Claim Was Filed With HUD                                            MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed                                               2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_A_CLAIM_PAID_DATE  Date HUD Disbursed Part A Claim Payment                                             MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim                                                2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_B_CLAIM_FILED_DATE Date FHA Part B Claim Was Filed With HUD                                            MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed                                               2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_B_CLAIM_PAID_DATE  Date HUD Disbursed Part B Claim Payment                                             MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
FHA_PART_B_CLAIM_PAID_AMT   Amount HUD Paid on Part B Claim                                                2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------
VA_CLAIM_FILED_DATE         Date VA Claim Was Filed With the Veterans Admin                                     MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
VA_CLAIM_PAID_DATE          Date Veterans Admin. Disbursed VA Claim Payment                                     MM/DD/YYYY
--------------------------- --------------------------------------------------------------------------- ------- --------------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin. Paid on VA Claim                                        2    No commas(,) or
                                                                                                                dollar signs ($)
--------------------------- --------------------------------------------------------------------------- ------- --------------------

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
      o     ASUM- Approved Assumption
      o     BAP- Borrower Assistance Program
      o     CO- Charge Off
      o     DIL- Deed-in-Lieu

      o     FFA- Formal Forbearance Agreement
      o     MOD- Loan Modification
      o     PRE- Pre-Sale
      o     SS- Short Sale
      o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

      o     Mortgagor
      o     Tenant
      o     Unknown
      o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

      o     Damaged
      o     Excellent
      o     Fair
      o     Gone
      o     Good
      o     Poor
      o     Special Hazard
      o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

--------------------------------- ----------------------------------------------
Delinquency
Code                              Delinquency Description
--------------------------------- ----------------------------------------------
001                               FNMA-Death of principal mortgagor
--------------------------------- ----------------------------------------------
002                               FNMA-Illness of principal mortgagor
--------------------------------- ----------------------------------------------
003                               FNMA-Illness of mortgagor's family member
--------------------------------- ----------------------------------------------
004                               FNMA-Death of mortgagor's family member
--------------------------------- ----------------------------------------------
005                               FNMA-Marital difficulties
--------------------------------- ----------------------------------------------
006                               FNMA-Curtailment of income
--------------------------------- ----------------------------------------------
007                               FNMA-Excessive Obligation
--------------------------------- ----------------------------------------------
008                               FNMA-Abandonment of property
--------------------------------- ----------------------------------------------
009                               FNMA-Distant employee transfer
--------------------------------- ----------------------------------------------
011                               FNMA-Property problem
--------------------------------- ----------------------------------------------
012                               FNMA-Inability to sell property
--------------------------------- ----------------------------------------------
013                               FNMA-Inability to rent property
--------------------------------- ----------------------------------------------
014                               FNMA-Military Service
--------------------------------- ----------------------------------------------
015                               FNMA-Other
--------------------------------- ----------------------------------------------
016                               FNMA-Unemployment
--------------------------------- ----------------------------------------------
017                               FNMA-Business failure
--------------------------------- ----------------------------------------------
019                               FNMA-Casualty loss
--------------------------------- ----------------------------------------------
022                               FNMA-Energy environment costs
--------------------------------- ----------------------------------------------
023                               FNMA-Servicing problems
--------------------------------- ----------------------------------------------
026                               FNMA-Payment adjustment
--------------------------------- ----------------------------------------------
027                               FNMA-Payment dispute
--------------------------------- ----------------------------------------------
029                               FNMA-Transfer of ownership pending
--------------------------------- ----------------------------------------------
030                               FNMA-Fraud
--------------------------------- ----------------------------------------------
031                               FNMA-Unable to contact borrower
--------------------------------- ----------------------------------------------
INC                               FNMA-Incarceration
--------------------------------- ----------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

--------------------------------- ----------------------------------------------
Status Code                       Status Description
--------------------------------- ----------------------------------------------
09                                Forbearance
--------------------------------- ----------------------------------------------
17                                Pre-foreclosure Sale Closing Plan Accepted
--------------------------------- ----------------------------------------------
24                                Government Seizure
--------------------------------- ----------------------------------------------
26                                Refinance
--------------------------------- ----------------------------------------------
27                                Assumption
--------------------------------- ----------------------------------------------
28                                Modification
--------------------------------- ----------------------------------------------
29                                Charge-Off
--------------------------------- ----------------------------------------------
30                                Third Party Sale
--------------------------------- ----------------------------------------------
31                                Probate
--------------------------------- ----------------------------------------------
32                                Military Indulgence
--------------------------------- ----------------------------------------------
43                                Foreclosure Started
--------------------------------- ----------------------------------------------
44                                Deed-in-Lieu Started
--------------------------------- ----------------------------------------------
49                                Assignment Completed
--------------------------------- ----------------------------------------------
61                                Second Lien Considerations
--------------------------------- ----------------------------------------------
62                                Veteran's Affairs-No Bid
--------------------------------- ----------------------------------------------
63                                Veteran's Affairs-Refund
--------------------------------- ----------------------------------------------
64                                Veteran's Affairs-Buydown
--------------------------------- ----------------------------------------------
65                                Chapter 7 Bankruptcy
--------------------------------- ----------------------------------------------
66                                Chapter 11 Bankruptcy
--------------------------------- ----------------------------------------------
67                                Chapter 13 Bankruptcy
--------------------------------- ----------------------------------------------

                                   EXHIBIT 5


Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

                        * For taxes and insurance advances - see page 2 of 332
            form - breakdown required showing period

                        of coverage, base tax, interest, penalty. Advances
            prior to default require evidence of servicer efforts to recover advances.

                        * For escrow advances - complete payment history

                        (to calculate advances from last positive escrow
            balance forward)

                        * Other expenses - copies of corporate advance history
            showing all payments

                        * REO repairs > $1500 require explanation

                        * REO repairs >$3000 require evidence of at least 2
            bids.

                        * Short Sale or Charge Off require P&L supporting the
            decision and WFB's approved Officer Certificate

                        * Unusual or extraordinary items may require further
            documentation.

      13.   The total of lines 1 through 12.

      Credits:

      14-21. Complete as applicable. Required documentation:


                                      2-1

                        * Copy of the HUD 1 from the REO sale. If a 3rd Party
            Sale, bid instructions and Escrow Agent / Attorney

                        Letter of Proceeds Breakdown.

                        * Copy of EOB for any MI or gov't guarantee

                        * All other credits need to be clearly defined on the
            332 form

      22.   The total of lines 14 through 21.

      Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial
                     proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).







================================================================================

                                 Page 2 of 23
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        entailed herein may result in issuance of late reporting fees
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       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Calculation of Realized Loss/Gain Form 332

            Prepared by:  __________________             Date:  _______________
            Phone:  ______________________   Email Address:_____________________


---------------------     ------------------------     -------------------------
Servicer Loan No.         Servicer Name                Servicer Address


---------------------     ------------------------     -------------------------

WELLS FARGO BANK, NATIONAL ASSOCIATION Loan No.______________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale           3rd Party Sale      Short Sale  Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown         Yes    No
If "Yes", provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)   Actual Unpaid Principal Balance of Mortgage Loan          $ ______________
      (1)
(2)   Interest accrued at Net Rate                              ________________
      (2)
(3)   Accrued Servicing Fees                              ________________  (3)
(4)   Attorney's Fees                                     ________________  (4)
(5)   Taxes (see page 2)                                  ________________  (5)
(6)   Property Maintenance                                       _______________
      (6)
(7)   MI/Hazard Insurance Premiums (see page 2)                  _______________
      (7)
(8)   Utility Expenses                                    ________________  (8)
(9)   Appraisal/BPO                                       ________________  (9)
(10)  Property Inspections                                       _______________
   (10)
(11)  FC Costs/Other Legal Expenses                              _______________
   (11)
(12)  Other (itemize)                                            _______________
   (12)
================================================================================

                                 Page 3 of 23
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        entailed herein may result in issuance of late reporting fees
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            Cash for Keys________________________                _______________
            (12)
            HOA/Condo Fees_______________________                _______________
            (12)
            _____________________________________                _______________
            (12)

            Total Expenses                               $ ______________  (13)
Credits:
(14)  Escrow Balance                                             $ _____________
   (14)
(15)  HIP Refund                                                 _______________
   (15)
(16)  Rental Receipts                                            _______________
   (16)
(17)  Hazard Loss Proceeds                                       _______________
   (17)
(18)  Primary Mortgage Insurance / Gov't Insurance
   ________________    (18a) HUD Part A
                                                                 _______________
(18b) HUD Part B
(19)  Pool Insurance Proceeds                                    _______________
   (19)
(20)  Proceeds from Sale of Acquired Property                    _______________
   (20)
(21)  Other (itemize)                                            _______________
   (21)                                                          _______________
   _________________________________________
   (21)

      Total Credits                                      $ ______________  (22)
Total Realized Loss (or Amount of Gain)                  $ ______________  (23)


================================================================================

                                 Page 4 of 23
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        entailed herein may result in issuance of late reporting fees
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       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail


----------- --------- --------- ---------- ------ --------- ---------
   Type       Date    Period of             Base
(Tax /Ins.)   Paid    Coverage  Total Paid Amount Penalties Interest
----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------

----------- --------- --------- ---------- ------ --------- ---------



================================================================================

                                 Page 5 of 23
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com